UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 7, 2007
Date of Report (Date of earliest event reported)

NORDIC NICKEL LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 300, 1055 West Hastings Street, Vancouver, British Columbia, Canada	V6E 2E9
(Address of principal executive offices)	(Zip Code)

(604) 612-4847
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on September 7, 2007, the Board of Directors (the "Board") of Nordic Nickel Ltd. (the "Company") accepted the resignation of D. James (Jim) MacKenzie as the Company's President, Chief Executive Officer and Principal Executive Officer, positions he has held since February 9, 2007. Mr. MacKenzie will continue to serve as a Director of the Company.

Also effective on September 7, 2007, the Board of the Company accepted the consents of Gary Joseph Artmont to act as the President, Chief Executive Officer and Principal Executive Officer of the Company as well as a Director of the Company. On the same date, the Company accepted the resignation of Mr. Artmont as the Company's Vice President of Exploration, a position he has held since March 13, 2007.

In the late 1990s, as Indonesian-based chief geologist for Freeport-McMoRan, Mr. Artmont was responsible for the management and coordination of a large helicopter-supported regional reconnaissance program. In the mid-2000s, Mr. Artmont evaluated acquisition opportunities in Eastern Europe, South America, Southeast Asia and Mongolia. His work focused on a wide range of commodities including copper, iron, coal and nickel. During his career, Mr. Artmont has conducted over 150 site visits to producing mines located throughout the world. Mr. Artmont was a director of Pac Rim (PRL) from 2000 to 2006. This company is currently delisted, and Mr. Artmont is not a director or officer of any other reporting company.

As a result of the Board's acceptance of the changes described above, the Company's current officers and directors are as follows:
Name	Position
Gary Joseph Artmont	President, Chief Executive Officer, Principal Executive Officer and Director
D. James (Jim) MacKenzie	Director
Lawrence Siccia	Director
Harold Gershuny	Director
Howard Lahti	Director
Duncan Large	Director
John W. Jardine	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01          Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORDIC NICKEL LTD.
DATE: September 7, 2007.	By: /s/ D. James (Jim) MacKenzie _________________________________ D. James (Jim) MacKenzie Director

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